UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

10/10/2005

Northrop Grumman Corporation

(Exact name of registrant as specified in its charter)

DE	1-16411	95-4840775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 553-6262

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On October 10, 2005 Northrop Grumman Corporation (the “Company”) issued a press release discussing effects of recent hurricanes upon its Ship Systems sector and other elements of the Company, including estimated impact upon its financial results for the quarter ended September 30, 2005, under the heading “Northrop Grumman Updates Financial Guidance for Hurricane Impact”. The press release is furnished as Exhibit 99.1.

Following the release referenced above, on October 10, 2005, the Company conducted a webcast conference call, the date, time and access information for which, including the Company’s website location, are contained in the press release of that date referred to in the preceding paragraph. A transcript of that conference call is furnished as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Furnished

Exhibit 99.1	Press Release dated October 10, 2005

Exhibit 99.2	Transcript of October 10, 2005 Company Conference Call

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation
(Registrant)

October 11, 2005	By:	/s/ John H. Mullan
(Date)		(Signature) John H. Mullan Corporate Vice President and Secretary

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Exhibit Index

Exhibit No.

Exhibit 99.1	Furnished–Press Release dated October 10, 2005

Exhibit 99.2	Furnished–Transcript of October 10, 2005 Company Conference Call

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